Trust Accounts	12 Months Ended
Dec. 31, 2010
Trust Accounts [Abstract]
Trust Accounts

39.	Trust Accounts

The Company manages funds on behalf of its customers through the operation of various trust accounts in accordance with the Korean Capital Market and Financial Investment Business Act. Trust accounts are classified into performance based trusts and guaranteed trusts.

For performance based trusts, amounts due to trust beneficiaries are based solely on the interest, dividends and gains/losses on asset sales. The performance based trusts do not represent assets and liabilities of the Company, are recorded in separate accounts from those of the banking business and are excluded from the consolidated financial statements. The Company also borrows from these trusts (see Notes 17 and 36). The total amounts of assets managed in these performance based trusts were 21,381,138 million Won and 23,561,917 million Won as of December 31, 2009 and 2010, respectively.

Guaranteed Principal Money Trusts require the Company to guarantee the return of the principal amount invested at the termination of a fixed term deposit. Additionally, the Company guarantees a specified rate of return on Guaranteed Fixed Rate Money Trusts. As a result of these guarantees the potential risk and rewards generated from guaranteed trusts are transferred to the Company and, therefore, such trusts are subject to consolidation by the Company. The accounts of such trusts are included in the accompanying consolidated financial statements. Total assets of the consolidated trust accounts as of December 31, 2009 and 2010 were 2,016,505 million Won and 1,878,443 million Won, respectively, and mainly consisted of trading securities, loans and other assets. Liabilities of these trust accounts were mainly consisted of deposits from customers which amounted to 1,905,857 million Won and 1,750,407 million Won as of December 31, 2009 and 2010, respectively (see Note 16).